                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 17, 2002
                                                        -------------------


                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-4174                  73-0569878
         --------                --------------         -------------------
      (State or other             (Commission           (I.R.S. Employer
      jurisdiction of             File Number)          Identification No.)
      incorporation)


  One Williams Center, Tulsa, Oklahoma                          74172
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code: 918/573-2000
                                                           --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

         The Williams Companies, Inc. wishes to disclose for Regulation FD purposes its press releases dated December 17, 2002 and December 19, 2002, filed herewith as Exhibits 99.1 and 99.2.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE WILLIAMS COMPANIES, INC.


Date: December 19, 2002                         /s/ Brian K. Shore
                                             --------------------------------
                                             Name:    Brian K. Shore
                                             Title:   Corporate Secretary

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
   99.1           Copy of Williams' press release dated December 17, 2002.

   99.2           Copy of Williams' press release dated December 19, 2002.